Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc.

Supplement to the
Statement of Additional Information
dated September 30, 2021

November 2, 2021

The board of directors of The Jensen Quality Growth Fund Inc. (the “Fund”) elected Kathleen J. Kee as an independent director of the Fund effective as of October 13, 2021 to fill a vacancy on the Fund’s board of directors. Ms. Kee was also appointed by the Board as a member of the Fund’s Audit Committee and Nominating Committee.

Within the Statement of Additional Information (“SAI”), please add the following to the “Independent Directors” table beginning on page 5 of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Kathleen J. Kee, CFP The Jensen Quality Growth Fund Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623 Year of Birth: 1961	Independent Director	Indefinite Term; since October 13, 2021.	Senior Wealth Advisor, Buckingham Strategic Wealth (2020 – present); Chief Executive Officer, Confluence Wealth Management LLC (2011 – 2020)	1	None
Within the SAI, please add the following under the heading “Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience” beginning on page 9 of the SAI:

Kathleen J. Kee has served as an Independent Director of the Fund since October 13, 2021. Ms. Kee has served as a Senior Wealth Advisor for Buckingham Strategic Wealth, a registered investment advisor providing financial planning and wealth management services since December 2020. She previously served as the Chief Executive Officer for Confluence Wealth Management LLC, a boutique registered investment advisor wealth management firm working with high-net-worth individuals and families, from 2011 to November 2020. Based on the foregoing, and her extensive experience in the investment management industry, the Board concluded that Ms. Kee should serve as a Director of the Fund.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.